UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2014

ARTEC CONSULTING CORP.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-186732 ------------------------------- (Commission File Number)	99-0381772 ---------------------------------- (IRS Employer Identification No.)

Artec Consulting Corp.

5536 S. Ft. Apache #102

Las Vegas, NV 89148

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(Address of principal executive offices)

760-814-9567

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(Registrant's Telephone Number, Including Area Code)

2825 Camino Del Mar #62

Del Mar, CA 92014

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

The Company has changed its address to 5536 S. Ft. Apache #102, Las Vegas, NV 89148.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit No.	Description
None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEC CONSULTING CORP.

By: /s/ Caleb Wolf Wickman

Name: Caleb Wolf Wickman

Title: President, Treasurer and Secretary

Date: March 24, 2014

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit No.	Description
None.